UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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CHINA YIDA HOLDING, CO.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CHINA YIDA HOLDING, CO.

28/F Yifa Building, No. 111 Wusi Road

Fuzhou, Fujian, P. R. China 350003

November 18, 2015

To the shareholders of CHINA YIDA HOLDING, CO.:

The annual meeting of the shareholders of China Yida Holding, Co., a Nevada corporation, will be held on December 15, 2015, at 10:00 a.m. Beijing time, at 28/F, Yifa Building, No.111 Wusi Road, Fuzhou, Fujian Province, China 350003.

Details of the business to be conducted at the annual meeting are provided in the enclosed Notice of 2014 Annual Meeting of Shareholders and Proxy Statement, which you are urged to read carefully.

We sincerely hope that you will be able to attend the meeting in person and we look forward to seeing you. Whether or not you expect to be present at the meeting, please promptly vote as your vote is important. Instructions regarding the various methods of voting are contained on the proxy card, including voting by mail, by phone or over the internet. If you attend the annual meeting, you may revoke your proxy and vote your own shares.

By:	/s/ Minhua Chen
Minhua Chen
President, Chief Executive Officer, and Chairman of the Board of Directors

Important Notice Regarding the Availability of Proxy Materials for the annual meeting of shareholders to be held on December 15, 2015: In accordance with rules and regulations adopted by the Securities and Exchange Commission, we are mailing our proxy materials, including the proxy statement, our Annual Report for the 2014 fiscal year and a form of proxy relating to the annual meeting.

CHINA YIDA HOLDING, CO.

28/F Yifa Building, No. 111 Wusi Road

Fuzhou, Fujian, P. R. China 350003

NOTICE OF 2014 ANNUAL MEETING OF SHAREHOLDERS

December 15, 2015

10:00 a.m. Beijing Time

To the shareholders of China Yida Holding, Co.:

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of China Yida Holding, Co., a Nevada corporation, will be held on December 15, 2015 at 10:00 a.m., Beijing time, at 28/F, Yifa Building, No.111 Wusi Road, Fuzhou, Fujian Province, China, 350003, for the following purposes, as more fully described in the accompanying proxy statement:

1.     To elect five (5) directors to the Board of Directors of the Company, each to serve until the next annual meeting of shareholders of the Company or until such person shall resign, be removed or otherwise leave office;

2.     To ratify the appointment of KCCW Accountancy Corp. as the Company’s independent registered public accountants for fiscal year ending December 31, 2015; and

3.     To transact such other business as may properly come before the annual meeting and any postponement(s) or adjournment(s) thereof.

The Board of Directors recommends that you vote in favor of each proposal. Only shareholders of record as of the close of business on November 16, 2015 entitled to receive notice of, to attend, and to vote at, the annual meeting.

It is important that your shares are represented and voted at the meeting. You can vote your shares by completing, signing, dating, and returning your completed proxy card or vote by mail, by phone or over the internet by following the instructions included in the proxy statement. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the proxy statement.

You may attend the annual meeting and vote in person even if you have previously voted by proxy in one of the ways listed above. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

By Order of the Board of Directors

By:	/s/ Minhua Chen
Minhua Chen
Chief Executive Officer, President and Chairman of the Board of Directors

Fuzhou, China

November 18, 2015

Stockholders Should Read the Entire Proxy Statement Carefully Prior to Returning Their Proxies

PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

GENERAL

The enclosed proxy is solicited on behalf of the Board of Directors of China Yida Holding, Co. for use at our annual meeting of shareholders to be held at 28/F, Yifa Building, No.111 Wusi Road, Fuzhou, Fujian Province, China, 350003, on December 15, 2015 at 10:00 a.m., Beijing time. Voting materials, including this proxy statement, the proxy card and our 2014 Annual Report on Form 10-K for the year ended December 31, 2014, are being mailed to all of our stockholders on or about November 27, 2015.

QUESTIONS AND ANSWERS

Following are some commonly asked questions raised by our stockholders and answers to each of those questions.

What may I vote on at the annual meeting?

At the annual meeting, stockholders will consider and vote upon the following matters:

●	To elect five (5) directors to the Board of Directors of the Company, each to serve until the next annual meeting of shareholders of the Company or until such person shall resign, be removed or otherwise leave office;

●	To ratify the appointment of KCCW Accountancy Corp. as the Company’s independent registered public accountants for fiscal year ending December 31, 2014; and

●	To transact such other business as may properly come before the annual meeting and any postponement(s) or adjournment(s) thereof.

How does the Board of Directors recommend that I vote on the proposals?

The Board of Directors recommends a vote “FOR” each of the nominees to the Board of Directors and “FOR” the proposal ratifying the appointment of KCCW Accountancy Corp, “

How do I vote?

You can vote either in person at the annual meeting or by proxy, by mail, by phone or over the internet whether or not you attend the annual meeting. To obtain directions to attend the annual meeting, please call +86 (591) 2808 2230. If your shares are registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, you are considered the stockholder of record with respect to those shares and we are sending a Notice directly to you. As the stockholder of record, you have the right to vote in person at the annual meeting. If you choose to do so, you can bring the proxy card that is part of this proxy statement or vote at the annual meeting using the ballot provided at the meeting. Even if you plan to attend the annual meeting in person, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the annual meeting in person.

Most of our stockholders hold their shares in street name through a stockbroker, bank or other nominee rather than directly in their own name. In that case, you are considered the beneficial owner of shares held in street name and the Notice is being forwarded to you. As the beneficial owner, you are also invited to attend the annual meeting. Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the annual meeting unless you obtain a “legal proxy” from the stockbroker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. You will need to contact your stockbroker, trustee or nominee to obtain a legal proxy, and you will need to bring it to the annual meeting in order to vote in person.

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You can vote by proxy in three ways:

●	by mail – If you received your proxy materials by mail, you can vote by mail by using the enclosed proxy card;

●	by phone – 1-800-690-6903; and

●	by Internet – You can vote by Internet by following the instructions on your proxy card if you received your materials by mail.

If you vote by proxy, your shares will be voted at the annual meeting in the manner you indicate.

The phone and Internet voting system for stockholders of record will close at 11:59 P.M., Eastern Standard Time, December 14, 2015. Please refer to the proxy card for details on all methods of voting.

What happens if additional matters are presented at the annual meeting?

Other than the election of directors and the ratification of the appointment of our auditor, we are not aware of any other business to be acted upon at the annual meeting. If other matters requiring a vote do arise, the persons named as proxies will have the discretion to vote on those matters for you.

What happens if I do not give specific voting instructions?

If you hold shares in your name and you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board of Directors on all matters and as the proxy holder may determine in his discretion with respect to any other matters properly presented for a vote before the annual meeting. If you hold your shares through a stockbroker, bank or other nominee and you do not provide instructions on how to vote, your stockbroker or other nominee may exercise their discretionary voting power with respect to the ratification of the appointment of KCCW Accountancy Corp. as our independent registered public accounting firm which is considered a routine matter. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, including proposal No. 1, 3 and 4, the organization that holds your shares will inform us that it does not have the authority to vote on these matters with respect to your shares. This is generally referred to as a “broker non-vote.” When the vote is tabulated for any particular matter, broker non-votes will be counted for purposes of determining whether a quorum is present, but will not otherwise be counted. We encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the notice.

What is the quorum requirement for the annual meeting?

On November 16, 2015, the Record Date for determining which stockholders are entitled to vote, there were 3,914,580 shares of our common stock outstanding which is our only class of voting securities. Each share of common stock entitles the holder to one vote on matters submitted to a vote of our stockholders. A majority of our outstanding shares of common stock as of the Record Date must be present at the annual meeting (in person or represented by proxy) in order to hold the meeting and conduct business. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum, even if you wish to abstain from voting on some or all matters introduced at the annual meeting, if you are present and vote in person at the meeting or have properly submitted a proxy card.

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How can I change my vote after I return my proxy card?

You may revoke your proxy and change your vote at any time before the final vote at the annual meeting. You may do this by signing a new proxy card with a later date, by voting on a later date by using the Internet (only your latest Internet proxy submitted prior to the annual meeting will be counted), or by attending the annual meeting and voting in person. However, your attendance at the annual meeting will not automatically revoke your proxy unless you vote at the annual meeting or specifically request in writing that your prior proxy be revoked.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within our company or to third parties, except:

●	as necessary to meet applicable legal requirements;

●	to allow for the tabulation of votes and certification of the vote; and

●	to facilitate a successful proxy solicitation.

Any written comments that a stockholder might include on the proxy card will be forwarded to our management.

Where can I find the voting results of the annual meeting?

The preliminary voting results will be announced at the annual meeting. The final voting results will be reported in a Current Report on Form 8-K which we will file with the SEC within four business days of the date of the annual meeting.

How can I obtain a separate set of voting materials?

To reduce the expense of delivering duplicate voting materials to our stockholders who may have more than one China Yida Holding, Co. stock account, we are delivering only one Notice to certain stockholders who share an address, unless otherwise requested. If you share an address with another stockholder and have received only one Notice, you may write or call us to request to receive a separate Notice. Similarly, if you share an address with another stockholder and have received multiple copies of the Notice, you may write or call us at the address and phone number below to request delivery of a single copy of this Notice. For future annual meetings, you may request separate Notices, or request that we send only one Notice to you if you are receiving multiple copies, by writing or calling us at:

China Yida Holding, Co.

Attention: Corporate Secretary

28/F, Yifa Building, No.111 Wusi Road

Fuzhou, Fujian Province, China, 350003

Tel: +86 (591) 2808 2230

Fax: +86 (591) 2830 8358

Who pays for the cost of this proxy solicitation?

We will pay the costs of the solicitation of proxies. We may also reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding the voting materials to their customers who are beneficial owners and obtaining their voting instructions. In addition to soliciting proxies by mail, our board members, officers and employees may solicit proxies on our behalf, without additional compensation, personally, electronically or by telephone.

How can I obtain a copy of China Yida Holding, Co.’s 2014 Annual Report on Form 10-K?

You may obtain a copy of our Annual Report on Form 10-K for the year ended December 31, 2014 by sending a written request to the address listed above under “How can I obtain a separate set of voting materials”. We will furnish the Form 10-K without exhibits at no charge. If you prefer a copy of the Form 10-K including exhibits, you will be charged a fee (which will be limited to our reasonable expenses in furnishing such exhibits). In addition, our 2014 Annual Report on Form 10-K is available by accessing our Investor Relations page of our website at www.yidacn.net and our Form 10-K with exhibits is available on the website of the SEC at www.sec.gov.

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What is the voting requirement to approve the proposals?

In Proposal No.1, the election of directors, the five persons receiving the highest number of (or plurality) “FOR” votes at the annual meeting will be elected. There will be no cumulative voting in the election of directors. Proposal No. 2 to ratify the appointment of KCCW Accountancy Corp. as our independent registered public accounting firm will be approved if there is a quorum and the votes cast “FOR” the proposal exceeds those cast against the proposal. Abstentions and broker non-votes will be treated as shares that are present, or represented and entitled to vote for purposes of determining the presence of a quorum at the annual meeting. Other than Proposal No. 2, broker non-votes will not be counted as a vote cast on any matter presented at the annual meeting. Abstentions will not be counted in determining the number of votes cast in connection with any matter presented at the annual meeting.

Do I Have Dissenters’ (Appraisal) Rights?

Appraisal rights are not available to our shareholders with any of the proposals described above to be brought before the annual meeting of shareholders.

How can I communicate with the non-employee directors on China Yida Holding, Co. Board of Directors?

The Board of Directors encourages stockholders who are interested in communicating directly with the non-employee directors as a group to do so by writing to the non-employee directors in care of our corporate secretary. Stockholders can send communications by mail to:

China Yida Holding, Co.

Attention: Corporate Secretary

28/F, Yifa Building, No.111 Wusi Road

Fuzhou, Fujian Province, China, 350003

Correspondence received that is addressed to the non-employee directors will be reviewed by our corporate secretary or his designee, who will regularly forward to the non-employee directors a summary of all such correspondence and copies of all correspondence that, in the opinion of our corporate secretary, deals with the functions of the Board of Directors or committees thereof or that our corporate secretary otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by us that is addressed to the non-employee members of the Board of Directors and request copies of any such correspondence.

WHO CAN HELP ANSWER YOUR QUESTIONS?

You may seek answers to your questions by writing, calling or emailing us at:

China Yida Holding, Co.

Attention: Corporate Secretary

28/F, Yifa Building, No.111 Wusi Road

Fuzhou, Fujian Province, China, 350003

Tel: +86 (591) 2808 2230

Fax: +86 (591) 2830 8358

Email: jocelynchen@yidacn.net

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CORPORATE GOVERNANCE

Meetings and Board Committees

The Board of Directors held two meetings during fiscal year 2014. In fiscal year 2014, the Audit Committee held two meetings. Each director attended at least 75% of the Board of Directors and committee meetings of which he was a member during such time as he served as a director. From time to time, the members of our Board of Directors act by unanimous written consent in accordance with Nevada law. During the year ended December 31, 2014, our Board of Directors took action by unanimous consent on two (2) occasions. We do not have a formal policy regarding attendance by members of our Board of Directors at our annual meetings of stockholders, but we encourage all members of our Board of Directors to attend such meetings.

Audit Committee

Our Board of Directors has a standing audit committee which carries out its responsibilities pursuant to the audit committee written charter, which is available on our website at www.yidacn.net.

The Audit Committee, which was comprised of Renjiu Pei, Chunyu Yin, and Fucai Huang, met two (2) times during fiscal year 2014. The Audit Committee is currently comprised of Renjiu Pei, Chunyu Yin, and Fucai Huang and Mr. Pei serves as the Chairman. Each member of the Audit Committee is independent, as defined in the listing standards of The NASDAQ Stock Market, Inc. (“Nasdaq”). The Audit Committee assists the Board of Directors in overseeing (i) our accounting and financial reporting processes and principles, (ii) our disclosure controls and procedures and internal control over financial reporting designed to promote compliance with generally accepted accounting principles and applicable laws and regulations, (iii) the preparation, presentation and integrity of our financial statements, and (iv) the administration of an audit of our annual financial statements by our independent auditor in accordance with generally accepted accounting standards. The Board of Directors has determined that Mr. Renjiu Pei qualifies as an Audit Committee Financial Expert under applicable rules of the Commission and satisfies the financial literacy and experience requirements under the applicable Nasdaq standards.

Nominating and Compensation Committees

The Company does not have a nominating committee. In 2009, the Board of Directors of the Company approved the adoption of the procedures for the selection of director nominees. Pursuant to NASDAQ Rule 5605(e)(1), a majority of the independent directors shall recommend and select the director nominees. Each of our directors participates in the consideration of director nominees. In 2009, the Board of Directors of the Company approved the adoption of the independent director oversight of Executive Officer compensation. Our independent directors are Renjiu Pei, Chunyu Yin and Fucai Huang. In October 2014, the Board of Directors of the Company established a Compensation Committee to oversee the Executive Officer compensation. The Compensation Committee carries out its responsibilities pursuant to the Compensation Committee Charter, which is available on our website at www.yidacn.net. In accordance with the Compensation Committee’s Charter, the Compensation Committee is responsible for overseeing and, and as appropriate, making recommendations to the Board regarding the annual salaries and other compensation of the Company’s executive officers and general employees and other polices, providing assistance and recommendations with respect to the compensation policies and practices of the Company. Renjiu Pei, Chunyu Yin and Fucai Huang are members of the Compensation Committee and Mr. Pei serves as the Chairman.

Independence of the Board of Directors

Our Board of Directors is currently composed of five (5) members. Renjiu Pei, Fucai Huang and Chunyu Yin qualify as independent directors in accordance with the published listing requirements of the Nasdaq Capital Market. The Nasdaq independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his or her family members has engaged in various types of business dealings with us. In addition, as further required by Nasdaq rules, our Board of Directors has made an affirmative determination as to each independent director that no relationships exist which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities as they may relate to us and our management. Our directors hold office until their successors have been elected and qualified or their earlier death, resignation or removal.

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The Board of Directors’ Role in Risk Management

The Board of Directors oversees that the assets of the Company are properly safeguarded, that the appropriate financial and other controls are maintained, and that the Company’s business is conducted wisely and in compliance with applicable laws and regulations and proper governance. Included in these responsibilities is the Board of Director’s oversight of the various risks facing the Company. In this regard, the Board of Directors seeks to understand and oversee critical business risks. The Board of Directors does not view risk in isolation. Risks are considered in virtually every business decision and as part of the Company’s business strategy. The Board of Directors recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk-taking is essential for the Company to be competitive in its industry.

Effective risk oversight is an important priority of the Board of Directors. The Board of Directors has implemented a risk governance framework to:

●	Understand critical risks in the Company’s business and strategy;

●	Allocate responsibilities for risk oversight among the full Board of Directors;

●	Evaluate the Company’s risk management process and see they are functioning adequately;

●	Facilitate open communication between management and directors; and
●	Foster an appropriate culture of integrity and risk awareness.

While the Board of Directors oversees risk management, Company’s management is charged with managing risk. The Company has robust internal processes and a strong internal control environment to identify and manage risks and to communicate with the Board of Directors. The Board of Directors and the Audit Committee monitor and evaluate the effectiveness of the internal controls and the risk management program at least annually. Management communicates routinely with the Board of Directors, the Audit Committee and individual directors on the significant risks identified and how they are being managed. Directors are free to communicate directly with senior management.

The Audit Committee plays significant role in overseeing risks related to the Company’s financial statements, the financial reporting process, accounting and legal matters. The Audit Committee oversees the internal audit function and the Company’s ethics program, including the Code of Conduct. The Audit Committee members meet separately with the Company’s financial controller and representatives of the independent auditing firm.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a plurality of the votes cast at the annual meeting, either in person or by proxy, is required for the election of a director. For purposes of the election of directors, abstentions and broker non-votes will have no effect on the result of the vote.

Board Leadership Structure and Risk Oversight

Our Chairman of the Board of Directors is also our Chief Executive Officer and President. We believe that by having this combined position, our Chief Executive Officer/Chairman serves as a bridge between management and the Board of Directors, ensuring that both act with a common purpose, and that the combined position facilitates our focus on both long- and short- term strategies. Further, we believe that the advantages of having a Chief Executive Officer/Chairman with extensive knowledge of our company outweigh potential disadvantages. Additionally, because three (3) of our five (5) current board members have been deemed to be independent by our Board of Directors, we believe our board structure provides sufficient independent oversight of our management.

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We administer our risk oversight function through our Audit Committee as well as through our Board of Directors as a whole. Our Audit Committee is empowered to appoint and oversee our independent registered public accounting firm, monitor the integrity of our financial reporting processes and systems of internal controls and provide an avenue of communication among our independent auditors, management, our internal auditing department and our Board of Directors.

Stockholder Communications

The Board of Directors welcomes communications from our stockholders, and maintains a process for stockholders to communicate with the Board of Directors. Stockholders who wish to communicate with the Board of Directors may send a letter to Minhua Chen, the Chairman of the Board of Directors, at 28/F Yifa Building, No. 111 Wusi Road, Fuzhou, Fujian, P. R. China, 350003. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication.” All such letters should identify the author as a security holder. All such letters will be reviewed by Mr. Chen and submitted to the entire board no later than the next regularly scheduled board meeting.

Annual Meetings

We have no policy with respect to director attendance at annual meetings but we encourage every director and executive officer to attend our annual meetings. Our directors Minhua Chen and Yanling Fan and former director Michael Marks attended last year’s annual meeting.

DIRECTOR COMPENSATION

Directors who also serve as employees of the Company do not receive payment for services as directors. The independent directors of the Board of Directors are responsible for reviewing and making decisions regarding all matters pertaining to fees and retainers paid to the directors. The independent directors may engage consultants or advisors in connection with their compensation review and analysis. The independent directors did not engage any consultants in 2014.

In making non-employee Director’s compensation decisions, the independent directors take various factors into consideration, including, but not limited to, the responsibilities of Directors generally, as well as committee chairs, and the forms of compensation paid to directors by comparable corporations.

The following table sets forth information concerning cash and non-cash compensation paid by the Company to its directors during the last fiscal year ended December 31, 2014.

	Director Compensation Table
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Minhua Chen	—	—	—	—	—	—	—
Yangling Fan	—	—	—	—	—	—	—
Chunyu Ying	$6,774	—	—	—	—	—	$6,774
Fucai Huang	$6,774	—	—	—	—	—	$6,774
Renjiu Pei (1)	$9,755	—	—	—	—	—	$9,755

(1)	For their capacity serving as independent directors of the Company. Mr. Pei received more compensation than the other non-executive directors because he served as Chairman of the Audit Committee and had accepted additional responsibilities in that capacity. The Company also believed that the additional compensation was necessary in order to compensate him for his expertise with U.S. GAAP, corporate governance and his prior experience with U.S. public companies.

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The directors will also be reimbursed for all of their out-of-pocket expenses in traveling to and attending meetings of the Board of Directors and committees on which they serve.

Retirement, Post-Termination and Change in Control

We have no retirement, pension, or profit-sharing programs for the benefit of directors, officers or other employees, but our Board of Directors may recommend adoption of one or more such programs in the future.

In the event of a Change in Control (as defined below) of the Company, and except as otherwise set forth in the applicable Award agreement, all unvested portions of Awards shall vest immediately. Awards, whether or not then vested, shall be continued, assumed, or have new rights as determined by a committee of the board of directors designated to administer the Incentive Plan (the “Committee”), and restrictions to which any shares of restricted stock or any other Award granted prior to the change in control are subject shall not lapse. Awards shall, where appropriate at the discretion of the Committee, receive the same distribution of the Company’s common stock on such terms as determined by the Committee. Upon a change in control, the Committee may also provide for the purchase of any Awards for an amount of cash per share of common stock issuable under the Award equal to the excess of the highest price per share of the Company’s common stock paid in any transaction related to a change in control of the Company over the exercise price of such Award.

AUDIT COMMITTEE REPORT

The Audit Committee, on behalf of our Board of Directors, serves as an independent and objective party to monitor and provide general oversight of the integrity of our financial statements, our independent registered public accounting firm’s qualifications and independence, the performance of our independent registered public accounting firm, our compliance with legal and regulatory requirements and our standards of business conduct. The Audit Committee performs these oversight responsibilities in accordance with its Audit Committee Charter.

Our management is responsible for preparing our financial statements and our financial reporting process. Our independent registered public accounting firm is responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles in the United States of America. The Audit Committee met with our independent registered public accounting firm, with and without management present, to discuss the results of their examinations and the overall quality of our financial reporting.

In this context, the Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2014 with management and with our independent registered public accounting firm. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), which includes, among other items, matters related to the conduct of the audit of our annual financial statements.

The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding such independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence from us and our management. In addition, the Audit Committee has considered whether the provision of non-audit services by our independent registered public accounting firm in 2014 was compatible with maintaining our registered public accounting firm’s independence and has concluded that it was.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to our Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2014.

Each of the members of the Audit Committee is independent as defined under the standards of the Commission and Nasdaq, and meets all other requirements of Nasdaq and of such rules of the Commission.

Respectfully submitted by the Audit Committee,
Renjiu Pei, Chair
Chunyun Yin
Fucai Huang

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EXECUTIVE OFFICERS

General

Certain information concerning our executive officers as of the date of this proxy statement is set forth below. Officers are elected annually by the Board of Directors and serve at the discretion of the Board of Directors.

Executive Officers	Position/Title	Age
Minhua Chen	Chief Executive Officer, President and Director	57
Yanling Fan	Chief Operating Officer and Director	41
Yongxin Lin	Chief Financial Officer and Financial Controller	43

The following is the biographical summary of Yongxin Lin. Information pertaining to Mr. Chen and Ms. Fan, who are both a director and an executive officer of the Company, may be found in Proposal 1 Election of Directors.

Yongxi Lin

Mr. Lin has served as our Financial Controller since October 2003 and our Chief Financial Officer since January 2012. He has extensive financial experience working at large-scale enterprises in Fujian province. Previously, Mr. Lin served as the Chief Financial Director at Fujian Furi Group Co., Ltd, and was also an accountant for China Fujian International Economic and Technological Cooperation Company. Mr. Lin is a Certified Public Accountant in China, and is a professional member of the CICPA. He received his Bachelor degree in Accounting in 1994.

EXECUTIVE COMPENSATION

Summary of Executive Compensation

The following table sets forth information concerning cash and non-cash compensation paid by the Company to its Chief Executive Officer and Chief Financial Officer, and other named executive officers for each of the two fiscal years ended December 31, 2014 and December 31, 2013.

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)		Total ($)
Minhua Chen	2014	$47,512	—	—	—	$1,440	(1)	$48,952
CEO, President and Chairman	2013	$47,132	—	—	—	$1,440	(1)	$48,952

Yanling Fan	2014	$41,706	—	—	—	$1,440	(2)	$43,146
Chief Operating Officer	2013	$41,706	—	—	—	$1,440	(2)	$43,146

Yongxi Lin	2014	$32,996	—	—	—	—		$32,996
Chief Financial Officer (3)	2013	$32,996	—	—	—	—		$32,996

(1)	Mr. Chen receives a $100 per month as lunch reimbursement commencing September 2010. The lunch reimbursement increases to $120 per month commencing August 2011.

(2)	Ms. Fan receives a $100 per month as lunch reimbursement commencing September 2010. The lunch reimbursement increases to $120 per month commencing August 2011.

(3)	On January 6, 2012, Yongxi Lin was appointed as interim Chief Financial Officer of the Company, effective immediately.

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Narrative Disclosure to the Summary Compensation Table

Employment Agreements

We did not enter into any employment agreements with any of our current executives.

Option Exercises and Stock Vested

Our executive officers did not own any stock options.

Pension Benefits

We do not provide our named executive officers a defined benefit plan in connection with their retirement.

Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans

We do not provide our named executive officers any compensation pursuant to a nonqualified plan.

Severance and Change of Control Agreements

We do not have any agreements or arrangements providing for payments to an executive officer in connection with any termination of the officer's employment or change of control of our Company.

2009 Equity Incentive Plan

On August 10, 2009, with the written consent of our majority stockholders, our Board of Directors adopted the Company’s 2009 Equity Incentive Plan (the “Incentive Plan”) The Incentive Plan gives us the ability to grant stock options, restricted stock, stock appreciation rights (SARs), and other stock-based awards (collectively, “Awards”) to employees, directorr or consultants of the Company or of any subsidiary of the Company and to non-employee members of our advisory board or our Board of Directors or the board of directors of any of our subsidiaries. Our Board of Directors believes that adoption of the Incentive Plan was in the best interests of our company and our stockholders because the ability to grant stock options and make other stock-based awards under the Incentive Plan is an important factor in attracting, stimulating and retaining qualified and distinguished personnel with proven ability and vision to serve as employees, officers, consultants or members of the Board of Directors or advisory board of our company and our subsidiaries, and to chart our course towards continued growth and financial success. Therefore, our Board of Directors believes the Incentive Plan will be a key component of our compensation program.

As of November 18, 2015, 178,000 shares of our common stock remained available for future grants under the Incentive Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities (“10% Stockholders”), to file with the Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and 10% Stockholders are required by Commission regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such reports received by us, we believe that all Section 16(a) filing requirements applicable to our officers, directors and 10% Stockholders were complied with for the fiscal year ended December 31, 2014.

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Code of Ethics

We have adopted a code of business conduct and ethics for our directors, officers and employees, including our Chief Executive Officer and Chief Financial Officer. In addition, we have adopted a supplemental code of ethics for our financial executives and all employees in our accounting department. The text of our codes is posted on our Internet website at www.yidacn.net. We intend to disclose any changes in or waivers from our codes of ethics that are required to be publicly disclosed by posting such information on our website or by filing with the Commission a Current Report on Form 8-K.

Involvement in Certain Legal Proceedings

During the past ten (10) years, none of the directors or executive officers has been involved in any legal proceedings that are material to the evaluation of their ability or integrity.

Family Relationship

Minhua Chen and Yanling Fan are husband and wife.

PRINCIPAL SHAREHOLDERS

The following table sets forth, as of November 18, 2015, the names, addresses and number of shares of our common stock beneficially owned by all persons known to us to be beneficial owners of more than 5% of the outstanding shares of our common stock, and the names and number of shares beneficially owned by each of our directors and executive officers, and all of our executive officers and directors as a group (except as indicated, each beneficial owner listed exercises sole voting power and sole dispositive power over the shares beneficially owned). As of November 18, 2015, we had a total of 3,914,580 shares of common stock outstanding.

Unless otherwise specified, the address of each of the persons set forth below is c/o China Yida Holding, Co., 28/F Yifa Building, No. 111 Wusi Road, Fuzhou, Fujian, People’s Republic of China.

Name and Address of Beneficial Owner (1)	Number of Shares and Nature of Beneficial Ownership (1)		Percent of Common Stock Outstanding
Executive Officers and Directors
Minhua Chen	1,145,196	(2)	29.25%

Yanling Fan	1,122,396		28.67%

Yongxi Lin	0		-

Renjiu Pei	0		-

Chunyu Ying	0		-

Fucai Huang	0		-

All directors and executive officers as a group (6 persons)	2,267,592		57.84%

Other 5% Shareholders
Pope Investment II, LLC (3) 5100 Poplar Avenue, Suite 805 Memphis, Tennessee 38137	924,514		23.6%

(1)	A person is considered to beneficially own any shares: (i) over which such person, directly or indirectly, exercises sole or shared voting or investment power, or (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days (such as through exercise of stock options or warrants). Unless otherwise indicated, voting and investment power relating to the shares shown in the table for our directors and executive officers is exercised solely by the beneficial owner or shared by the owner and the owner’s spouse or children.

(2)	Including 6,000 shares of common stock issuable upon exercise of stock options, which were transferred from George Wung and Wei Zhang as a gift on January 6, 2012.

(3)	Based on representation of Pope Investment II, LLC whose address is 5100 Poplar Ave. Suite 805 Memphis TN 38137. William P. Wells is the managing member of Pope Investment II, LLC, acting alone, has voting and dispositive power over the shares beneficially owned by Pope Investment II, LLC.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than described below, to the best of our knowledge, there were no other related transactions with related persons in the fiscal years ended December 31, 2014 and 2013.

As of December 31, 2014, the Company had $28,921,820 and $2,759,122 due to Fujian Xinhengji Advertisement Co., Ltd and Mr. Minhua Chen, respectively. As of December 31, 2013, the Company had $31,397,840 and $4,199,122 due to Fujian Xinhengji Advertisement Co., Ltd and Mr. Minhua Chen, respectively. Mr. Minhua Chen, the Chief Executive Officer and Chairman of the Company, is the Chairman of Fujian Xinhengji Advertisement Co., Ltd. Those loans are unsecured, bear no interest, and due on demand.

The Company incurred rental expenses of $197,672 and$ 197,672 for the years ended December 31, 2014 and 2013, respectively, including $5,650 and $5,650, respectively, paid to Xin Hengji Holding Company Limited, a related party. Xin Hengji Holding Company Limited is the 100% controlling shareholder of Fujian Xin Hengji Advertising Co., Ltd. Our chairman and Chief Executive Officer, Mr. Minhua Chen, is the controlling shareholder of Xin Hengji Holding Company Limited.

AUDIT–RELATED MATTERS-AUDIT FEES AND SERVICES

Information about Auditors

The Audit Committee of the Board of Directors has appointed KCCW Accountancy Corp. as the independent registered public accounting firm to conduct the audit of our consolidated financial statements for the 2014 fiscal year and to report on our consolidated balance sheets, statements of income and other related statements. KCCW Accountancy Corp. has served as our independent registered public accounting firm since April 13, 2012. The Audit Committee Charter includes the procedures for pre-approval of all fees charged by our independent registered public accounting firm. Under the procedure, the Audit Committee of the Board of Directors approves the engagement letter with respect to audit, tax and review services. Other fees are subject to pre-approval by the Audit Committee. The audit and audit-related fees paid to the auditors with respect to the 2013 fiscal year were pre-approved by the Audit Committee of the Board of Directors.

The Audit Committee pre-approves all services performed by our principal auditor.

Fees and Services

The following table shows the fees that were billed for the audit and other services provided by KCCW Accountancy Corp. for the years ended December 31, 2014 and 2013.

	Fiscal 2014	Fiscal 2013
Audit Fees	$85,000	$120,000
Audit Related Fees	—	—
Tax Fees	$5,000	$5,000
All Other Fees	—	—
Total	$90,000	$125,000

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Pre-Approval Policies and Procedures

The Audit Committee has the sole authority to appoint or replace our independent auditor. Our Audit Committee is directly responsible for the compensation and oversight of the work of our independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. Our independent auditor is engaged by, and reports directly to, our Audit Committee.

Our Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, all of which are approved by our Board of Directors prior to the completion of the audit. Our Audit Committee has complied with the procedures set forth above and all services reported above were approved in accordance with such procedures.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees for the Board of Directors

Our amended and restated by-laws provide that the number of our directors shall be not more than eleven (11) nor less than one (1), as fixed from time to time in our by-laws or by our Board of Directors. The Board of Directors currently consists of five (5) members, all of whom are standing for re-election. Vacancies on the Board of Directors may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board of Directors to fill a vacancy shall serve for the remainder of the term of that director and until the director’s successor is elected and qualified. This includes vacancies created by an increase in the number of directors. The term of office of the directors is one year, expiring on the date of the next annual meeting, or when their respective successors shall have been elected and shall qualify, or upon their prior death, resignation or removal.

The Board of Directors has recommended for election Minhua Chen, Yanling Fan, Renjiu Pei, Fucai Huang and Chunyu Yin. If elected at the annual meeting, these directors would serve until the end of their respective terms and until their successors are elected and qualified, or until their earlier death, resignation or removal.

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the annual meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of Minhua Chen, Yanling Fan, Renjiu Pei, Chunyu Yin and Fucai Huang. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board of Directors may propose. Each of Minhua Chen, Yanling Fan, Renjiu Pei, Chunyu Yin and Fucai Huang has agreed to serve if elected, and we have no reason to believe that they will be unable to serve.

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Our directors and nominees, their ages, positions with the Company, the dates of their initial election or appointment as director are as follows:

Name	Position/Title with China Yida	Age	Other Occupation	Director Since
Minhua Chen	Chairman and Chief Executive Officer	57		November 2007

Yanling Fan	Director and Chief Operating Officer	41		November 2007

Renjiu Pei	Director (1) (2)	49	Chairman of Fujian Tianren Huitong Investment Co., Ltd.	June 2013

Chunyu Yin	Director (1) (2)	67	CEO of East Prosperity International Advertising Company	June 2009

Fucai Huang	Director (1) (2)	67	Professor at Xiamen University Tourism Department	June 2009

(1)	Members of the Audit Committee

(2)	Members of Compensation Committee

For information as to the shares of common stock beneficially owned by each nominee, see the section “Securities Ownership of Certain Beneficial Owners and Management, as to other board matters, see the section “Corporate Governance.”

The following are biographical summaries for our nominees for election as directors:

Minhua Chen

Chairman Chen has been the Chief Executive Officer of China Yida Holding, Co. since November 2007. Chairman Chen has been serving on the board of directors on senior management of our subsidiaries and affiliates including as a director for Fuzhou Hongda Commercial Services Co., Ltd., the Chairman for Fujian Jintai Tourism Developments Co., Ltd. the Chairman of Anhui Yida Tourism Development Co., Ltd., and the Chief Executive Officer of Jiangxi Fenyi Yida Tourism Development Co., Ltd. and Jiangxi Zhangshu Yida Toursism Development Co. For the past five years, Chairman Chen has been a part-time professor at the Tourism College of Fujian Normal University and a tutor for postgraduate students. He is also the vice-president of Fujian Provincial Tourism Institute and vice-president of Fujian Advertisement Association. From 1978 to 1992, he was a news journalist and editor-in-chief of “Fujian Internal Reference,” eventually becoming the head of the journalist station of “Fujian Daily” in Sanming City and general manager of the newspaper “HK-Taiwan Information.” During that period, he was appointed as chief journalist of Fujian Province to HK, where he was in charge of news and management of the publication. During these years, several of his works in journalism received national and provincial prizes and were published in books. He received awards for “Excellent News Journalist” and “Advanced Workers of News Management.” Since the establishment of New Handsome Joint Group in 1995, he has advocated and practiced the concept of “circulating cultural economy.” In 2005, he published a scholarly treatise “General Theory of Tourism and Chinese Traditional Culture”, which has been used as the educational material for undergraduates in Tourism College of Fujian Normal University. In February 2007, he was awarded as one of the “2006 Ten Most Distinguished Persons of Fujian Economic.” Since 1992, Chairman Chen has worked full-time as Hong Kong Yi Tat’s CEO and has run all the subsidiaries, including the media and tourism businesses. We believe that Mr. Chen’s experience in the media and tourism industry in general and his services as a key executive and/or director of our subsidiaries and other media companies qualify him to serve as a director of the Company.

Yanling Fan

Yanling Fan has served as Chief Operating Officer of the Company since 2001 and a director of the Company since November 2007. She is the Executive Director of Fujian Jiaoguang Media Co., Ltd., Chairman for Fuzhou Hongda Commercial Services Co., Ltd., a Director of Fujian Jintai Tourism Developments Co., Ltd., and a member of the Board of Supervisors of Jiangxi Fenyi Yida Tourism Development Co., Ltd. and Jiangxi Zhangshu Yida Tourism Development Co. From 1992 to 1994, Ms. Fan was a journalist and radio anchorwoman for the Voice of Haixia. From 1995 to 2004, she was the general manager of New Handsome Advertisement Co., Ltd. Since 2000, she has taken on the following positions: General Manager of New Handsome Joint Group (Fujian), General Manager of Hong Kong Yitat International Investment Co., Ltd, Chairman of Fujian Gold Lake Economy and Trading (Tourism) Development Co., Ltd., Director of Sydney Communication College (Australia), and General Manager of Fujian Education and Broadcasting Media Co., Ltd. In 2005, she was awarded “Fujian Splendid Women” and “Advanced worker of advertisement industry Fuzhou 2005.” We believe that Ms. Fan’s experience in the media and tourism industry and her current and previous services in various media companies qualify her to serve as a director of the Company.

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Renjiu Pei

Renjiu Pei has been a director of the Company since June 2013. He has served as chairman at Fujian Tianren Huitong Investment Co., Ltd. since 2013. Previously, Mr. Pei served as the managing director at Fujian Jinuo Investment & Guaranty Co., Ltd. from 2009 to 2011. He served as independent director at Anxin-China Holdings Limited (Hong Kong Exchange Stock Code: 01149) from 2004 to 2011. From 1990 to 2001, he served as supervisor of pharmacy in Fuzhou General Hospital. He received his Master degree from Anhui Medical University in 1990. Mr. Pei received trainings in US GAAP. In 2001, he attended Corporate Compliance Seminars Audit Committee Workshop in Hong Kong which addressed the awareness of governance issues and audit committee effectiveness. In 2012, He participated in a study by CFA Institution regarding US GAAP Essentials in Kuala Lumpur which provided a detailed overview of the technical issues faced in producing US GAAP financial statements.

Chunyu Yin

Chunyu Yin has been a director of the Company since June 2009. Ms. Yin has a wealth of experience in China’s advertising and media industry. Between 1984 and 2002, Ms. Yin served as the general manager of China’s first state-owned cosmetics advertising company – Beijing Dabao Advertising Co. During those eighteen (18) years, the company’s annual sales increased from 40 million to 1.5 billion RMB. After she left Beijing Dabao Advertising Co. in 2002, she served as manager in several advertising companies. Currently, she is the Chief Executive Officer of East Prosperity International Advertising Company, and a teaching professor at Beijing Union University Advertising School.

All of the advertising companies in which Ms. Yin served as manager are listed on the Top 100 Advertising Companies List in China. The well-known clients she served, or is currently serving, include Daobao Cosmetics, Haier, Hisense Electric, Ariston Refrigerator, Shanxi Fen Wine, Red Eagle, Furong Wang, Tsingtao Beer, and Yanjing Beer. Ms. Yin has also achieved acknowledgement and recognition in the media industry. She participated in planning, producing and filming many important TV programs and dramas, including “Walk into Taiwan,” “China’s Economic Reports,” “1/2 Hour Economic Report,” “CCTV Young Singer Competition,” “Red Eagle Cinema” on Phoenix Channel, and the TV drama “The Prime Minister Liu Luoguo.”

In addition, Ms. Yin organized several large-scale events for Chinese government’s ministries and commissions and other international organizations: Putian Yanhuang Millennium, Dragon Board World Cup, China’s Trade Marks around the World, 2004 Miss Universe Finale, 2007 Miss Japan International Finale, Hong Kong’s Second International Mahjong Competitions.

Ms. Yin received her bachelor degree in Chinese from People’s University of China in 1979. We believe that Ms. Yin’s experience in the advertising and media industry, her services as key executive in the advertising companies and her recognition in the China media industry qualify her to service as a director of the Company.

Fucai Huang

Fucai Huang has been a director of the Company since June 2009. Mr. Huang, founder of Xiamen University Tourism Department, has served as a full-time professor at Xiamen University for 30 years. Currently, he is also the director of tourism management doctorate program of Xiamen University. Before he was appointed as the director of the doctorate program, he was in charge of the tourism management post-doctorate program and served as doctorate student advisor. Before he joined Xiamen University, between 1989 and 1998, he was the director of Xiamen University Tourism Management Planning and Research Institute, a part time professor at the Tourism Department of Beijing International Studies University, and a consultant to Fujian tourism development.

15

Mr. Huang is an expert among China’s tourism academics. Between March 2008 and March 2009, Mr. Huang was appointed by the China National Tourism Bureau to preside over the Open Tourism Market for Mainland Citizens’ Travel to Taiwan and Related Management Issues. In 2006 and 2007, he was invited by the China National Tourism Bureau and Taiwan Office of CPC Central Committee to represent China’s tourism academics to draft monographs and to participate in Strait Economic Trade Forum. Between 2005 and 2006, Mr. Huang engaged in the planning, research, and modification of display contents of China Fujian-Taiwan Kinship Museum sponsored by the Publicity Department of the CPC Central Committee and Fujian Provincial Committee. China Fujian-Taiwan Kinship Museum became the new tourism landmark of the west coast of Taiwan Strait, and a popular tourist attraction in Quanzhou, Fujian.

Mr. Huang obtained his Bachelor Degree in History from Xiamen University in 1976. We believe that Mr. Huang’s strong academic background in the tourism management and development qualifies him to serve as a director of the Company.

Family Relationship

Minhua Chen and Yanling Fan are husband and wife.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ELECTION OF EACH DIRECTOR NOMINEES.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee has appointed KCCW Accountancy Corp. to continue serve as our independent registered public accounting firm to audit the consolidated financial statements of China Yida Holding, Co. and its subsidiaries for the fiscal year ending December 31, 2015. Representative of KCCW Accountancy Corp. will not be present at the annual meeting but will attend the meeting through telephone conference. The representative will have an opportunity to make a statement or to respond to appropriate questions from stockholders. Although stockholder ratification of the appointment of our independent auditor is not required by our Bylaws or otherwise, we are submitting the selection of KCCW Accountancy Corp. to our stockholders for ratification to permit stockholders to participate in this important corporate decision. If not ratified, the audit committee will reconsider the selection, although the audit committee will not be required to select a different independent auditor for our company.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KCCW ACCOUNTANCY CORP. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR FISCAL YEAR ENDING DECEMER 31, 2015.

OTHER MATTERS

As of the date hereof, there are no other matters that we intend to present, or have reason to believe others will present, at the annual meeting. If, however, other matters properly come before the annual meeting, the accompanying proxy authorizes the person named as proxy or his substitute to vote on such matters as he determines appropriate.

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ANNUAL REPORT ON FORM 10-K

As required, we have filed our 2014 Form 10-K with the SEC. Stockholders may obtain, free of charge, a copy of the 2014 Form 10-K by writing to us at China Yida Holding, Co., at 28/F, Yifa Building, No.111 Wusi Road, Fuzhou, Fujian Province, China, 350003, Attention: Corporate Secretary, or from our website, www.yidacn.net, under the heading “Investor Relations.”

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you currently receive multiple proxy statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to China Yida Holding, Co., at 28/F, Yifa Building, No.111 Wusi Road, Fuzhou, Fujian Province, China, 350003, Attention: Corporate Secretary.

PROPOSALS OF STOCKHOLDERS

As of the date of this proxy statement, we had not received notice of any stockholder proposals for the 2014 annual meeting described herein and proposals received subsequent to the date of this proxy statement will be considered untimely. For a stockholder proposal to be considered for inclusion in our proxy statement for the 2015 annual meeting, the Corporate Secretary must receive the written proposal at our principal executive offices no later than the deadline stated below. Such proposals must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

China Yida Holding, Co.

Attention: Corporate Secretary

28/F, Yifa Building, No.111 Wusi Road

Fuzhou, Fujian Province, China, 350003

Tel: +86 (591) 2808 2230

Fax: +86 (591) 2830 8358

Under Rule 14a-8, to be timely, a stockholder’s notice must be received at our principal executive offices not less than 120 calendar days before the date of our proxy statement release to stockholders in connection with the previous year’s annual meeting. However, if we did not hold an annual meeting in the previous year or if the date of this year’s annual meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials. Upon receipt of any proposal, we will determine whether to include such proposal in accordance with regulations governing the solicitation of proxies.

17

WHERE YOU CAN FIND MORE INFORMATION

This proxy statement refers to certain documents that are not presented herein or delivered herewith. Such documents are available to any person, including any beneficial owner of our shares, to whom this proxy statement is delivered upon oral or written request, without charge. Requests for such documents should be directed to Corporate Secretary, China Yida Holding, Co., 28/F, Yifa Building, No.111 Wusi Road, Fuzhou, Fujian Province, China, 350003. Please note that additional information can be obtained from our website at www.yidacn.net.

We file annual and special reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC’s web site at http://www.sec.gov. You may also read and copy any document we file with the SEC at its public reference facilities:

Public Reference Room Office

100 F Street, N.E.

Room 1580

Washington, D.C. 20549

You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington D.C. 20549. Callers in the United States can also call 1-202-551-8090 for further information on the operations of the public reference facilities.

BY ORDER OF THE BOARD OF DIRECTORS

By:	/s/ Minhua Chen
Minhua Chen Chief Executive Officer, President and Chairman of the Board of Directors

Fuzhou, China

November 16, 2015

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M97496-P70785

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CHINA YIDA HOLDING, CO

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) MINHUA CHEN
02) YANLING FAN
03) RENJIU PEI
04) CHUNYU YIN
05) FUCAI HUANG

The Board of Directors recommends you vote FOR the following proposal:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K will be mailed to shareholders as of the record date of November 16, 2015.

M97497-P70785

CHINA YIDA HOLDING, CO
Annual Meeting of Shareholders
December 15, 2015 10:00 AM (Beijing)
This proxy is solicited by the Board of Directors

The shareholder hereby appoints Minhua Chen and Yanling Fan, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of CHINA YIDA HOLDING, CO that the shareholder is entitled to vote at the Annual Meeting of shareholders to be held at 10:00 AM, Beijing time on December 15, 2015, at the 28/F, Yifa Building, No.111 Wusi Road, Fuzhou, Fujian Province, China 350003, and any adjournment or postponement thereof.

The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned Shareholder(s). **If no direction is made, this proxy will be voted FOR each of the nominees on proposal No. 1 and FOR proposal No. 2. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.**

Continued and to be signed on reverse side